UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 29, 2004

Imperial Parking Corporation

(Exact name of registrant as specified in charter)

Delaware	1-15629	91-2161409

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

601 West Cordova Street, Suite 300
Vancouver, BC, Canada V6B 1G1

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (604) 681-7311

     Item 5.     Other Events

     On April 29, 2004 Imperial Parking Corporation (the “Company”) announced that its shareholders had approved the proposed merger with Imperial Parking Management, LLC, an affiliate of The Gates Group, LLC, a private equity firm based in Cleveland, Ohio, at the special meeting of shareholders held on April 29, 2004. The press release issued by the Company in connection with the shareholders’ meeting, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

     Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Imperial Parking Corporation dated April 29, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL PARKING CORPORATION

Date: April 30, 2004	By:	/s/ Charles Huntzinger Name: Charles Huntzinger Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Imperial Parking Corporation dated April 29, 2004.

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